UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2013

J. C. PENNEY COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 431-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 14, 2013, members of the management of J. C. Penney Company, Inc. (the “Company”) will make a presentation to potential lenders under the Company’s previously announced proposed senior secured term loan financing transaction. The slides used for this presentation are furnished under this report as Exhibit 99.1 and are incorporated by reference herein.

The information being furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	J. C. Penney Company, Inc. Public Lender Presentation, dated May 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Kenneth Hannah
Kenneth Hannah
Executive Vice President and
Chief Financial Officer

Date: May 14, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	J. C. Penney Company, Inc. Public Lender Presentation, dated May 14, 2013